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                                   AMENDMENT NO. 1
                            DATED AS OF DECEMBER 12, 1997
                                        TO THE
                                 EMPLOYMENT AGREEMENT
                                  DATED JUNE 1, 1997

     This Amendment No. 1 (this "Amendment"), dated as of December 12, 1997, is by and between Platinum Entertainment, Inc., a Delaware corporation (the "Company"), and Steven Devick ("Executive").

                                       RECITALS

     A. The Company and Executive are parties to that certain Employment Agreement, dated as of June 1, 1997 (the "Employment Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.

     B. Pursuant to Section 11(e) of the Employment Agreement, the Employment Agreement may be amended by written agreement of the Company and Executive.

     C. The Company and Executive desire to amend the Employment Agreement as set forth below.

                                      AGREEMENTS

     In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. AMENDMENT TO EMPLOYMENT AGREEMENT. Section 7 of the Employment Agreement is hereby amended to add a new subparagraph 5 at the end thereof, such subparagraph to read in its entirety as follows:

     "(5) Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred upon or as a result of (i) the issuance of Series B Convertible Preferred Stock of the Company or warrants to purchase shares of Common Stock of the Company in connection with that certain Investment Agreement, dated October 12, 1997, as amended by letters dated October 28, 1997, October 30, 1997 and November 26, 1997 (the "Investment Agreement"), between the Company and the purchasers named therein (the "Purchasers"), (ii) upon the acquisition of any shares of Common Stock of the Company pursuant to the exercise of any warrants issued pursuant to the Investment Agreement, (iii) upon the exercise of any of the rights and privileges granted to each of the Purchasers pursuant to Section 6.2.5 of the Investment Agreement, (iv) upon the exercise of any rights and privileges granted to the holders of the Company's Series B Preferred Stock pursuant to Section 5.1 of the Certificate of Designations creating the terms of the Series B Preferred Stock, or (v) otherwise as a result of the equity ownership or


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     designation of directors by the Purchasers or their Affiliates (as defined in the Investment Agreement), employees, partners or members."


     SECTION 2. REFERENCE TO AND EFFECT ON THE EMPLOYMENT AGREEMENT.

     2.01. Each reference in the Employment Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Employment Agreement as amended hereby, and each reference to the Employment Agreement in any other document, instrument or agreement shall mean and be a reference to such Employment Agreement as amended hereby.

     2.02. Except as specifically amended above, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     SECTION 3. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     SECTION 4. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first above written.


                                   PLATINUM ENTERTAINMENT, INC.


                                   By: /s/ Steven Devick
                                      -----------------------
                                   its: President
                                      -----------------------

                                   /s/ Steven Devick
                                   --------------------------
                                   STEVEN DEVICK

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